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                                                                EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 19, 1996 appearing on page 35 of Merit Holding Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Atlanta, Georgia
October 16, 1996